POWER OF ATTORNEY
Allianz Life Insurance Company of New York
        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg and Erik T. Nelson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration reflected below that has been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of New York pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
Allianz Life of NY Variable Account C                                                                           33 Act No.

       Retirement Pro II New York N-4 Registration                                                                Pending

Signature                                                                 Title                                                                                                Date

/s/ Walter R. White                                                                                                                                                     04/03/2012
Chairman of the Board and                                                           __________
Walter R. White                                                   Chief Executive Officer

/s/ Giulio Terzariol                                                                                                                                                     04/11/2012
Director, Chief Financial Officer and                                          __________
Giulio Terzariol                                                   Treasurer

           /s/ Martha Clark Goss                                                                                                                                                04/03/2012
Director                                                                                          __________
Martha Clark Goss

/s/ John O. Esch                                                                                                                                                         04/10/2012
Director, Vice President, and Appointed                                   __________
John O. Esch                                                    Actuary

/s/ Thomas P. Burns                                                                                                                                                  04/03/2012
Director and President                                                                 __________
Thomas P. Burns

           /s/ Yvonne K. Franzese                                                                                                                                            04/02/2012
Director                                                                                          __________
Yvonne K. Franzese

           /s/ Michael Baney                                                                                                                                                     04/10/2012
Director                                                                                          __________
Michael Baney